UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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UNITED AMERICAN HEALTHCARE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY PROXY STATEMENT
Subject to Completion, Dated November 3, 2011
UNITED AMERICAN HEALTHCARE CORPORATION
303 EAST WACKER DRIVE, SUITE 1200
CHICAGO, ILLINOIS 60601

Dear Shareholder:

     We invite you to attend the Annual Meeting of Shareholders of United American Healthcare Corporation (the “Company”). The meeting will be held on Thursday, December 8, 2011 at the MGM Grand Hotel, 1777 Third Street, Detroit, Michigan at 10:30 a.m., Eastern time. During the annual meeting, shareholders will have the opportunity to nominate candidates for election as director and to vote on director nominees and each item of business described in the enclosed notice of the annual meeting and accompanying proxy statement. Please refer to the attached notice and proxy statement for additional information regarding director nominations, each of the proposals and the annual meeting. Your Board of Directors (“Board”) and management look forward to greeting personally those shareholders who are able to attend.

     Among other matters, your Board is recommending that shareholders (1) elect the three director nominees of the Board on the enclosed proxy card and (2) approve a proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock.

     It is important that your shares be represented and voted at the annual meeting, whether or not you plan to attend. You may vote in one of four ways as further described in the accompanying proxy statement and the proxy card: (1) via the telephone; (2) via the Internet; (3) by signing, dating and returning the enclosed proxy card; or (4) by casting your vote in person at the annual meeting.

•	OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE BOARD’S DIRECTOR NOMINEES ON THE ENCLOSED PROXY CARD.

•	THE BOARD ALSO RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK ON THE ENCLOSED PROXY CARD.

•	ADDITIONALLY, THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2012.

Please sign, date and return the enclosed proxy card in the postage-paid envelope provided. Only the latest dated proxy you submit will be counted.

Sincerely,

John M. Fife
Chairman, President and Chief Executive Officer

[November 14], 2011

     If you have any questions or require any assistance with voting your shares, please contact:

Broadridge
Shareholders Call Toll-Free: ____________
Banks, Brokers and Other Nominees Call Collect: ____________

UNITED AMERICAN HEALTHCARE CORPORATION
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 8, 2011

To the Shareholders of United American Healthcare Corporation:

     Notice is hereby given that the Annual Meeting of Shareholders of United American Healthcare Corporation will be held at the MGM Grand Hotel, 1777 Third Street, Detroit, Michigan at 10:30 a.m., Eastern time, for the following purposes:

(1)
Proposal 1 – To elect three directors for terms to expire at the 2014 annual meeting of shareholders, or until their respective successors are duly elected and qualified, from among the nominees described in the attached proxy statement and, if properly brought before the meeting, any nominees by shareholders;

(2)	Proposal 2 – To amend the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 15,000,000 shares to 150,000,000 shares;
(3)	Proposal 3 – To ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for fiscal 2012; and
(4)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Your Board of Directors recommends a vote FOR the Board’s nominees for Proposal 1, FOR Proposal 2, and FOR Proposal 3. SHAREHOLDERS MAY NOMINATE DIRECTOR CANDIDATES FOLLOWING THE PROCEDURES (INCLUDING ADVANCE NOTICE TO THE COMPANY) DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.  The accompanying proxy statement contains additional information for your careful review. A copy of the Company’s annual report for fiscal 2011 is also enclosed.

     Shareholders of record of the Company’s common stock at the close of business on November 4, 2011 are entitled to receive notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. Your vote is important. You may vote in one of four ways as further described in the accompanying proxy statement and the proxy card: (1) via the telephone; (2) via the Internet; (3) by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided; or (4) by casting your vote in person at the annual meeting.

By Order of the Board of Directors

John M. Fife
Chairman, President and Chief Executive Officer

UNITED AMERICAN HEALTHCARE CORPORATION
303 EAST WACKER DRIVE, SUITE 1200
CHICAGO, ILLINOIS 60601

PRELIMINARY PROXY STATEMENT
Subject to Completion, Dated November 3, 2011

ANNUAL MEETING OF SHAREHOLDERS

     The Board of Directors (the “Board”) of United American Healthcare Corporation (the “Company”) is soliciting proxies for use at the annual meeting of shareholders of the Company and any adjournment or postponement thereof. The annual meeting will be held at the MGM Grand Hotel, 1777 Third Street, Detroit, Michigan at 10:30 a.m., Eastern time. The Company expects to first mail these proxy materials on or about November 14, 2011 to shareholders of record of the Company’s common stock (the “common stock”).

     All references in this proxy statement to fiscal 2011 or fiscal 2012 mean the fiscal years ended June 30, 2011 and 2012, respectively.

     Shareholders are referred to the Company’s 2011 annual report accompanying this proxy statement for information about beneficial ownership of the Company’s securities, executive compensation, and other matters relevant to this proxy statement.

ABOUT THE MEETING

What is the purpose of the annual meeting of shareholders?

     At the annual meeting, shareholders will act upon the matters outlined in the accompanying Notice of Meeting, including:

(1)
Proposal 1 – To elect three directors for terms to expire at the 2014 annual meeting of shareholders, or until their respective successors are duly elected and qualified, from among the nominees described in the attached proxy statement and, if properly brought before the meeting, any nominees by shareholders;

(2)
Proposal 2 – To amend the Company’s Restated Articles of Incorporation (“Articles of Incorporation”) to increase the number of authorized shares of the Company’s common stock from 15,000,000 shares to 150,000,000 shares; and

(3)	Proposal 3 – To ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for fiscal 2012.

     In addition, management will report on the performance of the Company and will respond to questions from shareholders. The Company expects that representatives of UHY LLP will be present at the annual meeting and will be available to respond to questions. Such representatives will also have an opportunity to make a statement.

What are the Board’s recommendations?

     Currently the Board of Directors (the “Board”) consists of: John M. Fife, who is the Chairman of the Board, President, Chief Executive Officer and largest shareholder of the Company, whose term expires at the 2011 annual meeting; Darrel W. Francis, Tom A. Goss and Emmett S. Moten, Jr., whose terms expire in 2012; and Herbert J. Bellucci, Ronald E. Hall, Sr., Richard M. Brown, D.O., and William C. Brooks, whose terms expire in 2013.

     Three (3) directors will be elected or re-elected by the Company’s shareholders at the 2011 annual meeting for terms expiring in 2014 to fill the Board seats currently held by Mr. Fife and the Board seats left vacant when Bruce Galloway resigned on June 23, 2011 and when William C. Brooks resigned on November 1, 2011.  On November 1, 2011, the Board appointed Mr. Brooks to fill the vacancy created when Grayson Beck resigned from the Board on September 6, 2011, for the remainder of Mr. Beck’s term, which expires in 2013.

     The Board has nominated three candidates for election as director for terms expiring at the 2014 annual meeting: John M. Fife; Karl Fife; and Scott Leece.  For biographical information about these director nominees, see the section below on “Election of Directors.”  The Board recommends that the Company’s shareholders vote FOR each of the Board’s three director nominees.

     The Board recommends that shareholders vote as follows:

     Proposal 1 — FOR each of the Board’s nominees for election as director for terms to expire at the 2014 annual meeting of shareholders, or until their respective successors are duly elected and qualified, which nominees are John M. Fife, Karl Fife, and Scott Leece.

     Proposal 2 — FOR the amendment of the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 15,000,000 shares to 150,000,000 shares. The reasons for the Board’s recommendation are described below in the section titled “Proposal 2 – Amendment of the Company’s Articles of Incorporation to Increase the Number of Authorized Shares of the Company’s Common Stock from 15,000,000 Shares to 150,000,000 Shares.”

     Proposal 3 — FOR the ratification of UHY LLP as the Company’s independent registered public accounting firm for fiscal 2010.

Who is entitled to vote?

     Only record holders of common stock at the close of business on the record date of November 4, 2011 are entitled to receive notice of the annual meeting and to vote the common stock that they held on the record date. Each outstanding share of common stock is entitled to one vote on each matter to be voted upon at the annual meeting.

     For ten days prior to the annual meeting, a complete list of shareholders will be available during regular business hours at the Company’s principal executive office, 303 East Wacker Drive, Suite 1200, Chicago, Illinois 60601. The list will also be available at the annual meeting. A shareholder may examine the list for any legally valid purpose related to the annual meeting.

What constitutes a quorum?

     The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding and entitled to vote on the record date will constitute a quorum for all purposes. As of the record date, [ • ] shares of common stock were outstanding. Proxies marked with abstentions or withhold votes will be counted as present in determining whether or not there is a quorum.

What is the difference between holding common stock as a shareholder of record and a beneficial owner?

     Shareholders of Record. If your common stock is registered directly in your name with the Company’s transfer agent, Computershare Investor Services, LLC, you are considered the shareholder of record with respect to such common stock, and these proxy materials (including a proxy card) are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Company as set forth on the proxy card, including through the enclosed proxy card, through the Internet or by telephone, or to vote in person at the annual meeting.

     Beneficial Owners. Many of the Company’s shareholders hold their common stock through a broker, bank or other nominee rather than directly in their own name. If your common stock is so held, you are considered the beneficial owner of such common stock, and these proxy materials (including a voting instruction card) are being forwarded to you by your broker, bank or nominee who is considered the shareholder of record with respect to such common stock. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote the common stock in person at the annual meeting unless you obtain a proxy from your broker, bank or nominee and bring such proxy to the annual meeting. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee on how to vote the common stock.

May I vote my shares in person at the annual meeting?

     Even if you plan to be present at the meeting, the Company encourages you to vote your common stock prior to the meeting.

     You will need to present photo identification, such as a driver’s license, and proof of United American Healthcare Corporation share ownership as of the record date when you arrive at the meeting. If you hold your shares through a bank, broker or other holder of record and you plan to attend the annual meeting, you must present proof of your ownership of United American Healthcare Corporation shares, such as a bank or brokerage account statement, in order to be admitted to the meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the annual meeting.

     Shareholders of Record. If you are a shareholder of record and attend the annual meeting, you may deliver your completed proxy card or vote by ballot in person at the annual meeting.

     Beneficial Owners. If you hold your common stock through a broker, bank or other nominee and want to vote such common stock in person at the annual meeting, you must obtain a proxy from your broker, bank or other nominee giving you the power to vote such common stock.

Can I vote my shares without attending the annual meeting?

     You may vote your shares in the election of directors only at the annual meeting.  Director candidates will be nominated only at the annual meeting.  The Company is not soliciting proxies for the election of any director.

     You may vote your shares, without attending the annual meeting, on Proposal 1, Proposal 2 and Proposal 3 described in this proxy statement, as follows.

     By Mail. You may vote by signing, dating and returning the enclosed proxy card or voting instruction card in the postage-paid envelope provided.

     By telephone or through the Internet. You may vote by telephone or through the Internet as indicated on your enclosed proxy card or voting instruction card.

Can I change my vote after I return my proxy card or voting instruction card?

     Shareholders of Record. You may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice revoking the proxy or a new proxy that is dated later than the proxy card. You may also change your vote through the Internet, by telephone or by taking action at the annual meeting, as set forth on the proxy card. If you attend the annual meeting, the individuals named as proxy holders in the enclosed proxy card will nevertheless have authority to vote your common stock in accordance with your instructions on the proxy card unless you properly file such revocation notice or new proxy.

     Beneficial Owners. If you hold your common stock through a bank, broker or other nominee, you should contact such person prior to the time such voting instructions are exercised.

What does it mean if I receive more than one proxy card or voting instruction card?

     If you receive more than one proxy card or voting instruction card, it means that you have multiple accounts with banks, brokers, other nominees and/or the Company’s transfer agent. Please sign and deliver, or otherwise vote, each proxy card and voting instruction card that you receive. The Company recommends that you contact such persons to consolidate as many accounts as possible under the same name and address.

What if I do not vote for some of the items listed on my proxy card or voting instruction card?

     Shareholders of Record. If you return your signed proxy card but do not provide voting instructions on certain matters, your shares will be voted in accordance with the recommendations of the Board on such matters. With respect to any matter not set forth on the proxy card that properly comes before the annual meeting, the proxy holders named in the proxy card will vote as the Board recommends or, if the Board gives no recommendation, in their own discretion.

     Beneficial Owners. If you hold your common stock in street name through a broker, bank or other nominee and do not return, or vote on all the matters set forth on, the voting instruction card, such nominee will determine if it has the discretionary authority to vote your common stock. Under applicable law, brokers have the discretion to vote on routine matters, such as the ratification of the appointment of the Company’s independent registered public accounting firm, but do not have discretion to vote on non-routine matters.

     “Broker non-votes” are shares held by a bank, broker or other nominee that are represented at the shareholder meeting, but with respect to which the bank, broker or other nominee is not instructed by the beneficial owner of such common stock to vote on the particular proposal and the broker does not have discretionary voting power on such proposal. Common stock subject to broker non-votes will be considered present at the meeting for purposes of determining whether there is a quorum but the broker non-votes will not be considered votes cast with respect to such proposals.

     We urge you to provide instructions to your broker, bank or other nominee so that your votes may be counted for each item of business at the annual meeting.

What vote is required to approve each item?

Proposal 1 — Election of Directors.  The Board has nominated three candidates for election of director for terms expiring at the 2014 annual meeting, as described below in the section titled “Election of Directors.”  The Board recommends that the Company’s shareholders vote for each of these three director nominees: John M. Fife; Karl Fife; and Scott Leece.  All elections of directors by stockholders are determined by a vote of a majority of the shares of the Company’s common stock that are present in person or represented by proxy and voting in such elections.

     Proposal 2 — Amendment of the Company’s Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock. The affirmative vote of the holders of at least 66-2/3% of the outstanding shares of the Company’s common stock is required to amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock.  Abstentions will have the same effect as votes against this proposal.  The reasons for the Board’s recommendation that shareholders vote for Proposal 2 are described below in the section titled “Proposal 2 – Amendment of the Company’s Articles of Incorporation to Increase the Number of Authorized Shares of the Company’s Common Stock from 15,000,000 Shares to 150,000,000 Shares.”

     Proposal 3 — Ratification of Appointment of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the annual meeting will be necessary to ratify the Finance and Audit Committee’s appointment of UHY LLP as the Company’s independent registered public accounting firm for fiscal 2012. Abstentions will not be counted as votes cast at the annual meeting and will have no effect on the result of the vote. Although shareholder ratification of the appointment is not required by law and is not binding on the Company, the Finance and Audit Committee will take the appointment under advisement if such appointment is not so ratified. Even if the shareholders ratify the appointment of UHY LLP, the Finance and Audit Committee may in its sole discretion terminate such engagement and direct the appointment of another independent registered public accounting firm at any time during the year, although it has no current intention to do so.

     Other Matters. If any other matter is properly submitted to the shareholders at the annual meeting, its adoption will generally require the affirmative vote of a majority of the votes cast at the annual meeting.  The Board of Directors does not propose to conduct any business at the annual meeting other than as stated above.

Who will count the votes?

    Mr. Robert Sullivan, the Chief Financial Officer and Treasurer of the Company, and Ms. Tina Saxton will tabulate the votes and act as the inspectors of election.

How do I find out the voting results?

     Voting results will be announced after they are certified by the inspector of elections and will also be published by the Company in a Current Report on Form 8-K within four business days of the annual meeting.

How can I access the Company’s proxy materials and annual report on Form 10-K?

     As a holder of common stock, you should have received a copy of the fiscal 2011 annual report to shareholders (which includes the annual report on Form 10-K, excluding certain exhibits) together with this proxy statement. Such proxy materials are also available at www.uahc.com.

     The Company’s website, www.uahc.com, provides access, free of charge, to SEC reports as soon as reasonably practicable after the Company electronically files such reports with, or furnishes such reports to, the SEC, including proxy materials, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports. In addition, a copy of the Company’s Annual Report on Form 10-K for fiscal 2011 will be sent to any shareholder, without charge, upon written request sent to the Company’s executive office: United American Healthcare Corporation, 303 East Wacker Drive, Suite 1200, Chicago, Illinois 60601, Attention: Secretary. Further, the SEC maintains a website that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC, including the Company, at www.sec.gov.

     The references to the website addresses of the Company and the SEC in this proxy statement are not intended to function as a hyperlink and, except as specified herein, the information contained on such websites are not part of this proxy statement.

Whom can I contact if I have questions or need assistance in voting my shares?

     Please contact Broadridge at ______________.

NOMINATION OF DIRECTOR CANDIDATES BY SHAREHOLDERS

     Nominations of candidates for election as director may be made by the Company’s shareholders at the annual meeting, in accordance with the procedures required by the Company’s By-Laws.

     As stated in Article III, Section 13 of the Company’s By-Laws, any shareholder entitled to vote in the election of directors may nominate one or more candidates for election as director only if a written notice of the shareholder’s intent to make such nomination has been received by the Company’s Secretary no later than the close of business on the tenth (10th) business day following the date on which this definitive proxy statement has been filed.  This notice must state:

•	The name and address of both the nominating shareholder and the director nominee(s);

•
A representation that the nominating shareholder is a holder of record of the Company’s common stock entitled to vote for the election of directors on the date of the notice and intends to appear in person or by proxy at the meeting to nominate the nominee(s) named in the notice;

•
A description of all arrangements and understandings between the nominating shareholder and the director nominee(s) and any other person(s) (naming such person(s)) pursuant to which the nomination(s) are to be made by the shareholder; and

•
Any other information regarding each nominee proposed by the shareholder that would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, if the nominee(s) had been nominated (or intended to be nominated) by the Company’s Board of Directors.

     If a person who has been validly designated as a director nominee later becomes unable or unwilling to stand for election to the Company’s Board of Directors, then the nominating shareholder may designate a substitute nominee upon delivery to the Company’s Secretary, not less than ten (10) days before the annual meeting, of a written notice stating the information regarding the substitute nominee that would have been required by Article III, Section 13 of the Company’s By-Laws had the substitute nominee been initially proposed as nominee.  This notice must include a signed consent, of each substitute nominee, to serve as a director of the Company, if elected.

     If the chairperson of the annual meeting determines that a nomination of any candidate for election as a director was not made in accordance with the applicable provisions of the Company’s By-Laws, then such nomination will be void.

PROPOSAL 1 — ELECTION OF DIRECTORS

     At the annual meeting, three (3) directors will be elected for terms expiring at the 2014 annual meeting, or until their respective successors are duly elected and qualified.  All elections of directors by stockholders are determined by a vote of a majority of the shares of the Company’s common stock that are present in person or represented by proxy and voting in such elections.

Currently the Board of Directors (the “Board”) consists of: John M. Fife, who is the Chairman of the Board, President, Chief Executive Officer and largest shareholder of the Company, whose term expires at the 2011 annual meeting; Darrel W. Francis, Tom A. Goss and Emmett S. Moten, Jr., whose terms expire in 2012; and Herbert J. Bellucci, Ronald E. Hall, Sr.,Richard M. Brown, D.O., and William C. Brooks, whose terms expire in 2013. For biographical information about the current members of the Board, see Item 10 (“Directors, Executive Officers and Corporate Governance – Committees of the Board”) of the Company’s 2011 Annual Report on Form 10-K accompanying this proxy statement.

     Three (3) directors will be elected or re-elected by the Company’s shareholders at the 2011 annual meeting for terms expiring in 2014 to fill the Board seats currently held by Mr. Fife and the Board seats left vacant when Bruce Galloway resigned on June 23, 2011, and when William C. Brooks resigned on November 1, 2011.  On November 1, 2011, the Board appointed Mr. Brooks to fill the vacancy created when Grayson Beck resigned from the Board on September 6, 2011, for the remainder of Mr. Beck’s term, which expires in 2013.

     The Board has nominated three candidates for election as director for terms expiring at the 2014 annual meeting: John M. Fife; Karl Fife, and Scott Leece.  Each of these three nominees has consented to serve as director if elected.  The Board recommends that the Company’s shareholders vote FOR each of the Board’s three director nominees.

     Set forth below is biographical information for the persons nominated for election to the Board, including information furnished by them as to their principal occupations at present and for the past ten years, certain directorships held by each, their ages as of November 3, 2011, and the year in which each of them became a director of the Company, if applicable.

Name of Nominee	Age	Position and Office Presently Held with the Company	Director Since
John M. Fife	50	Chairman, President and Chief Executive Officer	2010
Scott Leece	35	None	--
Karl Fife	42	None	--

John M. Fife has served as the President and Chief Executive Officer of the Company since November 2010 and Chairman of the Board since October 2010. Mr. Fife has served as President of Chicago Venture Management, Inc. since 1998. CVM, Inc. is the manager of Chicago Venture Management, LLC, which is the general partner of Chicago Venture Partners, L.P., a private equity fund based in Chicago, Illinois. Mr. Fife also has served as President and Chief Executive Officer of ISP Holdings, Inc., an internet service provider formed in June 2001 as MStar.net, LLC, since 2010 and the President of Utah Resources International, Inc., a Utah-based real estate and oil & gas investment company, since 1996. Mr. Fife also has served as Chairman of Typenex Medical, LLC, a manufacturer of bands for patient identification in connection with blood transfusions, since 2004 and a board member of Strategix Performance, Inc., since 2004, all of which are portfolio companies of Chicago Venture Partners, L.P. Mr. Fife holds an MBA from Harvard Business School.

Scott Leece is currently the General Manager of Typenex Medical LLC, a privately-held medical device company, which is controlled by Mr. Fife. Mr. Leece has been with Typenex since April 2008. Prior to his time at Typenex, he spent seven years at Cardinal Health in various roles in both marketing management and R&D. Mr. Leece graduated from the University of Illinois-Champaign with a B.S. in Chemical Engineering in 1998 and from the Kellogg School of Management with an MBA in 2005.

Karl Fife is the Chief Technology Officer of Chicago Venture Partners, L.P., a venture capital fund with a broad range of investments in medical devices, software, manufacturing and public equity markets.  Chicago Venture Partners owns approximately 9.04% of the Company’s common stock and is controlled by John M. Fife, who is Karl Fife’s brother.  Karl Fife served as a member of the board of directors of UAHC’s subsidiary Pulse Systems from 2004 to 2010, advising that company on a range of strategic and operational issues. Karl Fife holds a BA from the University of Vermont with an emphasis on behavioral neuroscience.

PROPOSAL 2 — AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK FROM 15,000,000 SHARES TO 150,000,000 SHARES

     The Board of Directors recommends that the shareholders vote FOR the amendment of the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 15,000,000 shares to 150,000,000 shares.

As described more fully below in this section, as well as in the section on “Liquidity and Capital Resources” in Item 7 (“Management’s Discussion and Analysis of Financial Condition and Results of Operations”) of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011, the Company has various expenses and financial obligations, and the Company is unable to receive distributions from its operating subsidiary Pulse Systems, LLC (“Pulse”) (other than to pay taxes) as a result of a pledge agreement (which is described below in this section).  As a result, the Company’s management and independent registered public accounting firm have concluded that there is substantial doubt about the Company’s ability to continue as a going concern.

The Company expects that during the current fiscal year it will not have sufficient cash to operate its business unless it receives financing from external sources.  To obtain necessary financing, the Company will likely need to issue securities in private placements or private investments in public equity (“PIPE”) offerings.  These offerings will probably be highly dilutive to existing shareholders, and they will probably require the Company to issue many more shares of common stock than it is currently authorized to issue.

The Company is currently authorized to issue 15,000,000 shares of common stock, and 11,817,766 of these shares are issued and outstanding, with another 855,000 shares reserved for issuance pursuant to stock options (as of June 30, 2011).  Accordingly, the Board of Directors has determined that it is necessary and desirable, and in the best interests of the Company and its shareholders, to increase the number of authorized shares of the Company’s common stock from 15,000,000 shares to 150,000,000 shares, in order to permit the Company to issue sufficient shares in the financings that will be necessary for the Company to raise the capital that it requires.

Capital resources, which for us are primarily cash from operations and Pulse’s debt facility with Fifth Third Bank, are required to maintain our current operations and to fund other commitments and contingencies.  (See the description of Pulse’s Loan Agreement with Fifth Third Bank in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Source of Liquidity” in the Company’s Annual Report on Form 10-K accompanying this proxy statement.)  The Company's ability to maintain adequate amounts of cash to meet its future cash needs depends on a number of factors, particularly including its ability to control corporate overhead costs. Absent access to sources of external financial support, including accommodations and financing from affiliates, the Company expects to be at or below minimum levels of cash necessary to operate the business during the current fiscal year.

We have pledged our membership interests in Pulse to Fifth Third Bank as additional security for the loans from Fifth Third Bank to Pulse, as set forth in the Membership Interest Pledge Agreement (the “Pledge Agreement”). The Pledge Agreement restricts our ability to incur additional indebtedness, other than a note to the sellers from which we purchased Pulse in June 2010 and up to $1.0 million of unsecured working capital financing. The Pledge Agreement also prohibits cash distributions from Pulse to the Company (other than to pay taxes).  As a result, the Company has no independent means of capital support to meet expenses other than through capital raising activities.

In order to provide the Company with the ability to continue its operations, the Company’s management has instituted cost savings actions to reduce corporate overhead. To the extent we need to finance our debt or other obligations, or fund capital expenditures or acquisitions, we will need to access the capital markets by, for example, issuing securities in PIPE (i.e., private investment in public equity) offerings. These financings will probably be highly dilutive to existing shareholders. Market and economic conditions may continue to limit our sources of funds for these activities and our ability to finance our debts or other obligations. We may seek financing from members of our Board of Directors, including Mr. Fife, and their affiliates. We may have no alternatives other than to seek and accept additional financing from Mr. Fife’s affiliates.

     In addition, as a result of the Company’s lack of sufficient capital for its operating expenses, the Company may need to award stock options to its employees, or to its directors, to compensate them for their services.  In such event, the Company would require additional authorized shares for this as well.

     The Board recommends a vote FOR Proposal 2 because the Company has almost depleted the number of authorized shares, and because the Company expects that it will need to issue shares in the near future to obtain financing to meet ongoing operations.

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of Directors recommends that the shareholders vote FOR the ratification of UHY LLP as the Company’s independent registered public accounting firm for fiscal 2012.

     The Finance and Audit Committee has the sole authority and responsibility to appoint, determine the compensation of, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm. At the Company’s annual meeting of shareholders on September 30, 2010, UHY LLP was appointed to be the Company’s independent registered public accounting firm for fiscal 2011. UHY LLP has served as the Company’s independent registered public accounting firm since November 2004, and such appointment has been ratified by the Company’s shareholders at each annual meeting since 2005. See “Additional Finance and Audit Committee Disclosure” and “Report of the Finance and Audit Committee” for a description of fees and other matters related to UHY LLP’s provision of services to the Company.

     Although shareholder ratification of the appointment is not required by law and is not binding on the Company, the Finance and Audit Committee will take the appointment of UHY LLP under advisement if such appointment is not ratified by the affirmative vote of a majority of the votes cast at the annual meeting. Even if the shareholders ratify the appointment of UHY LLP, the Finance and Audit Committee may in its sole discretion terminate such engagement and direct the appointment of another independent registered public accounting firm at any time during the year.

CORPORATE GOVERNANCE MATTERS

Director Independence

     Our Board of Directors (“Board”) has determined that the directors listed below are independent from our management within the meaning of the U.S. Securities and Exchange Commission (“SEC”) and the NASDAQ listing standards (although the Company’s securities are not listed on NASDAQ, but instead are quoted on the OTCQB): Tom A. Goss; Emmett S. Moten, Jr.; Darrel W. Francis; Ronald E. Hall, Sr.; and Richard M. Brown, D.O.  Therefore, a majority of the members of the Board are independent as so defined.  The foregoing independence determination of the Board included the determination that each of the Board members listed above, if elected and appointed to the Audit Committee, is independent for purposes of membership on the Audit Committee under Rule IM-5605-4 of the NASDAQ listing standards, which includes the independence requirements of Rule 5605 and additional independence requirements under SEC Rule 10A-3(b).

Board Meetings and Board Committee Meetings

     During the Company’s fiscal year ended June 30, 2011, the total number of meetings of the Board was 13.  During the Company’s fiscal year ended June 30, 2011, the total number of meetings of the Board’s Audit Committee, Finance Committee, Compensation Committee, and Governance Committee were two (2), five (5), two (2), and two (2), respectively.  For the members of, and descriptions of the functions performed by, each Board committee, see Item 10 (“Directors, Executive Officers and Corporate Governance – Committees of the Board”) of the Company’s 2011 annual report accompanying this proxy statement.

Annual Meeting Attendance by Board Members

     Although all Board members are encouraged to attend the Company’s annual meetings of shareholders, attendance at the annual meeting is not mandatory.  Eight (8) Board members attended the Company’s 2010 annual meeting of shareholders.

Shareholder Communications with Board of Directors

     Shareholders may communicate in writing with any of the Company’s directors by sending such written communication to United American Healthcare Corporation, 303 East Wacker Drive, Chicago, Illinois 60601, Attention: Secretary.  Copies of written communications received at such address will be provided to the relevant director or directors, unless such communications are determined by the Company’s outside general counsel to be inappropriate for submission to the intended recipients.  However, any communication not so delivered will be made available upon request to any director.  Examples of shareholder communications that would not be considered appropriate for submission include customer complaints, solicitations, product promotions, resumes and other forms of job inquiries, as well as material that is unduly hostile, threatening, illegal or similarly unsuitable.

Board Leadership Structure

     John M. Fife serves as our Chairman of the Board, President, and Chief Executive Officer.  The Board believes that, because the CEO is ultimately responsible for executing the strategic direction of the Company and for the performance of the Company, the CEO is the director best qualified to act as Chairman of the Board.  Additionally, given the size of the Company’s operations, it would be unduly burdensome on the Company to hire an individual to serve as the CEO, a position for which Mr. Fife is not compensated.  Further, as the largest shareholder of the Company, Mr. Fife has the ability to influence operational and strategic decisions of the Company through voting his shares.  Moreover, Mr. Fife’s affiliates have provided the Company with $800,000 in debt financing in the 2011 calendar year.  Mr. Fife and his affiliates may continue to be a funding source for the Company in the future.

Board’s Role in Risk Oversight

     The Board has an active role, as a whole and at the audit committee level, in overseeing management of the Company’s risks.  The Audit Committee oversees management of financial, accounting, and internal control risks.  Our Board receives regular reports from our CEO, CFO and other members of our senior management regarding areas of significant risk to the Company, including operational, strategic, legal, regulatory and financial risks. Certain risks that are under the purview of a committee are monitored by that committee, which then reports to the full Board as appropriate. For example, our internal audit function, which identifies and manages a wide area of risk company-wide, reports to the Audit Committee and senior management, who in turn report significant developments to the full Board of Directors. In addition, under its charter, the Audit Committee discusses with management and our independent auditor our risk assessment and risk management policies, as well as our major financial risk exposures and the steps taken to monitor and control such exposures.

Involvement in Certain Legal Proceedings

     On January 18, 2007, the Securities and Exchange Commission filed a complaint that John M. Fife and Clarion Management, LLC (“Clarion”) engaged in a scheme in 2002 and 2003 to purchase variable annuity contracts issued by an insurance company in order to engage in market timing for the benefit of a Clarion affiliate. Fife and Clarion consented to the entry of the final judgment, without admitting or denying the allegation in the Commission’s complaint. On August 9, 2007, the U.S. District Court for the Northern District of Illinois entered a final judgment against John M. Fife and Clarion that permanently restrained and enjoined them from future violations of Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder and required them to pay disgorgement in the amount of $234,339, plus pre-judgment interest of $60,584; and additionally ordered Fife to pay a civil penalty of $234,399. As part of the settlement of the case, Mr. Fife consented to the entry of an Order barring him from associating with any investment advisor, with a right to re-apply after eighteen months.

Board Nominations of Director Candidates

     The Governance Committee of the Board serves the function of identifying individuals qualified to serve as Board members for the Board to consider nominating as candidates for election as director.  The Governance Committee does not have a policy with regard to consideration of director candidates recommended by the Company’s shareholders.  In the view of the Board, such a policy is not appropriate because shareholders may nominate director candidates independently of the Board’s nomination of director candidates, in accordance with the process described above in the section titled “Nomination of Director Candidates by Shareholders.”

     In evaluating candidates to nominate for director, the Board seeks individuals who will best represent the long-term interests of the Company’s shareholders. The Board’s view is that all directors should possess the highest personal and professional ethics, integrity and values. In evaluating the suitability of individuals, the Board takes into consideration such factors as it deems appropriate. These factors may include, among other things, issues of character, judgment, independence, age, expertise, diversity of experience, absence of conflicts of interest, length of service and other commitments. The Board evaluates these factors, among others, and considers each individual candidate in the context of the current perceived needs of the Board as a whole and of committees of the Board. Although we do not have a formal diversity policy, the Board does consider diversity in evaluating candidates for Board membership. The Board’s objective in choosing candidates is to assemble membership for each committee of the Board and the Board as a whole that represents diverse viewpoints that will guide the Company effectively in pursuit of its strategic goals.

     The Board’s nomination of Karl Fife and Scott Leece were recommended by the Company’s Chief Executive Officer.

Audit Committee Financial Expert

     The Board has determined that Darrel W. Francis is an “audit committee financial expert” within the meaning of SEC rules.

Report of the Audit Committee

     The Audit Committee is responsible for monitoring the integrity of the consolidated financial statements, the system of internal controls, risk management, the qualifications, performance and independence of the independent registered public accounting firm, and compliance with certain legal and regulatory requirements. The Audit Committee has the sole authority and responsibility to appoint, determine the compensation of, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm.

     The Audit Committee is not professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by the Company’s management and the independent registered public accounting firm. Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with generally accepted accounting principles and for the report on the Company’s internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s annual consolidated financial statements and expressing an opinion as to their conformity with generally accepted accounting principles and, to the extent required by applicable law, for expressing an opinion as to the Company’s internal control over financial reporting.

     In connection with the Company’s Annual Report on Form 10-K for fiscal 2011 and the financial statements to be included therein, the Audit Committee has:

•	reviewed and discussed the audited financial statements with management;

•	discussed with UHY LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended; and

•
received the written disclosures and letter from UHY LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding UHY LLP’s communications with the Audit Committee concerning independence, and has discussed with UHY LLP its independence with respect to the Company.

     Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Annual Report on Form 10-K for fiscal 2011 filed with the SEC.

Members of the Audit Committee

Darrel W. Francis
Ronald E. Hall, Sr.

ADDITIONAL INFORMATION

Cost of Proxy Solicitation

     The cost of preparing, assembling and mailing this proxy statement and all other costs in connection with this solicitation of proxies for the annual meeting will be paid by the Company. The Company estimates that the total expenditures relating to its current proxy solicitation (other than salaries and wages of officers and employees) will be approximately $[ • ], of which approximately $[ • ] has been incurred as of the date of this proxy statement. The Company may conduct the solicitation by mail, personally, telephonically, through the Internet or by facsimile through its officers, directors and other persons identified in the Company’s Annual Report accompanying this proxy statement, none of whom will receive additional compensation for assisting with the solicitation. The Company may also solicit shareholders through press releases issued by the Company, advertisements in periodicals and postings on the Company’s website. The Company will request banks, brokers, and other nominees to send the proxy materials to, and to obtain proxies from, the beneficial owners and will reimburse such record holders for their reasonable expenses in doing so.

Shareholder Proposals and Nominations at Next Annual Meeting

     Any shareholder proposal intended to be included in the Company’s proxy statement and form of proxy for the next annual meeting must be received at the Company’s principal executive office, United American Healthcare Corporation, 303 East Wacker Drive, Chicago, Illinois 60601, Attention: Secretary, by the close of business on March 31, 2012 and must otherwise be in compliance with the requirements of the SEC’s proxy rules; provided, however, if the annual meeting date is changed by more than 30 days from the anniversary of this annual meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials, which would be disclosed in the Company’s reports filed with the SEC. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

     Any shareholder director nomination or proposal of other business intended to be presented for consideration at the next annual meeting, but not intended to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such meeting (i.e. not pursuant to Rule 14a-8 of the Exchange Act), must be received by the Company at the address stated above not less than 90 days prior to such meeting. However, if public announcement of such meeting date is made to shareholders less than 100 days prior to such meeting, then notice will be timely if received no later than the close of business on the 10th day following the date of such public announcement. For more information, see the section above titled “Nomination of Director Candidates by Shareholders.”

     The above-mentioned proposals and nominations must also be in compliance with the Company’s By-Laws and the proxy solicitation rules of the SEC, including but not limited to the information requirements set forth in the By-Laws. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the foregoing and other applicable requirements.

Annual Report

     The annual report of the Company for fiscal 2011, including the financial statements included in the annual report on Form 10-K for the year ended June 30, 2011 audited by UHY LLP, is being furnished with this proxy statement. If you did not receive a copy of such annual report, you may obtain a copy without charge at the Company’s website, www.uahc.com, or by contacting the Company at (313) 393-4571 or United American Healthcare Corporation, 303 East Wacker Drive, Chicago, Illinois 60601, Attention: Secretary.

Householding

     The Company may elect to send a single copy of its annual report and this proxy statement to any household at which two or more shareholders reside, unless one of the shareholders at such address notifies the Company that he or she desires to receive individual copies. This “householding” practice reduces the Company’s printing and postage costs. Shareholders may request to discontinue or re-start householding, or to request a separate copy of the fiscal 2011 annual report or this proxy statement, as follows:

•	Shareholders owning common stock through a bank, broker or other holder of record should contact such record holder directly; and
•
Shareholders of record should contact Ms. Tina Saxton, on behalf of the Company, at (313) 393-4571 or at United American Healthcare Corporation, 303 East Wacker Drive, Chicago, Illinois 60601, Attention: Secretary. The Company will promptly deliver such materials upon request.

Your cooperation in giving this matter your immediate attention and in voting your proxies promptly will be appreciated.

By Order of the Board of Directors John M. Fife Chairman, President and Chief Executive Officer
[November 14], 2011

THERE ARE THREE WAYS TO VOTE YOUR PROXY

VOTE BY INTERNET

www.proxyvote.com Have this form available when you visit the secure voting site and follow the simple instructions. You may elect to receive an e-mail confirmation of your vote.

VOTE BY TELEPHONE

1-800-690-6903

Call toll-free on a touch-tone phone, 24 hours a day, seven days a week. Have this form available when you call and follow the simple instructions.

VOTE BY MAIL

Mark, date and sign this proxy card and mail promptly in the postage-paid envelope. Do not return the card if you vote by telephone or by Internet.

All instructions, whether by Internet, telephone or mail, must be received no later than Midnight, Eastern time, on December 7, 2011, to be included in the voting results.

VOTING CONTROL NUMBER

Make sure to retain a copy of your control number in case
you need it at a future time to make a revocation.

IF YOU HAVE NOT VOTED ON THE INTERNET OR BY TELEPHONE, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENVELOPE PROVIDED

Detach Here

☒	Please mark
	votes as in this example.	SHARES:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE BOARD’S DIRECTOR NOMINEES IN PROPOSAL NO. 1 AND “FOR” PROPOSALS NO. 2 AND 3.

1.	Election of directors for terms expiring at the Company’s 2014 annual meeting of shareholders, or until their respective successors are duly elected and qualified:
01 – John M. Fife
02 – Scott Leece
03 – Karl Fife

☐	Mark here to vote FOR all nominees
☐	Mark here to WITHHOLD vote from all nominees
☐	For All EXCEPT – To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	01	02	03
		☐	☐	☐

2.	Amendment of the Company’s Restated Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 15,000,000 shares to 150,000,000 shares.	FOR AGAINST ABSTAIN	☐ ☐ ☐

3.	Ratification of the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012.	FOR AGAINST ABSTAIN	☐ ☐ ☐

The shares represented by this proxy, when properly executed, will be voted as directed. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE BOARD’S DIRECTOR NOMINEES IN PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3.

ADDRESS CHANGE
To change the address on your account, please check the box at right and indicate your new address in the address space on the reverse side. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Dated                                                              , 2011

Signature(s)

Signature(s)

NOTE: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signing as a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signing as a partnership, please sign in partnership name by authorized person.

UNITED AMERICAN HEALTHCARE CORPORATION

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at

www.proxyvote.com

UNLESS YOU HAVE VOTED BY TELEPHONE OR ON THE INTERNET, PLEASE SIGN, DATE
AND MAIL THIS PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED

Please detach along perforated line and mail in the envelope provided

UNITED AMERICAN HEALTHCARE CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS DECEMBER 8, 2011

     The undersigned, a stockholder of United American Healthcare Corporation, hereby appoints John M. Fife and Robert T. Sullivan, and each of them, with full power of substitution, as proxies to represent and vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, December 8, 2011 at 10:30 A.M. local time, or at any postponements or adjournments thereof.

     The undersigned hereby instructs said proxies or their substitutes to vote as specified on the reverse side of this card on each of the listed matters and in their discretion on any other matters which may properly come before the meeting or any postponement or adjournment thereof.

       Address Change (Mark the corresponding box on the reverse side)